[Scudder Investments logo]

Scudder EAFE® Equity Index Fund

Premier Class

Annual Report

December 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder EAFE® Equity Index Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

EAFE® Equity Index Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder EAFE® Equity Index Fund	Nasdaq Symbol	CUSIP Number
Premier Class	BTAEX	05576L874

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2002

Average Annual Total Returns*
Scudder EAFE® Equity Index Fund	1-Year	3-Year	5-Year	Life of Class**
Premier Class	-16.63%	-17.92%	-3.25%	-1.07%
MSCI EAFE® Index+	-15.94%	-17.24%	-2.89%	-1.07%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Premier Class
Net Asset Value: 12/31/02	$ 7.77
12/31/01	$ 9.46
Distribution Information: Twelve Months: Income Dividends	$ .125

Premier Class Lipper Rankings* - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	371	of	808	46
3-Year	271	of	604	45
5-Year	224	of	435	52

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $5,000,000 Investment*
[] Scudder EAFE® Equity Index Fund - Premier Class [] MSCI EAFE® Index+

Yearly periods ended December 31

Comparative Results*
Scudder EAFE® Equity Index Fund		1-Year	3-Year	5-Year	Life of Class**
Premier Class	Growth of $5,000,000	$4,168,500	$2,765,500	$4,239,000	$4,641,500
	Average annual total return	-16.63%	-17.92%	-3.25%	-1.07%
MSCI EAFE® Index+	Growth of $5,000,000	$4,203,000	$2,834,000	$4,317,500	$4,641,000
	Average annual total return	-15.94%	-17.24%	-2.89%	-1.07%

The growth of $5,000,000 is cumulative.

* Returns and rankings during all periods shown reflect a contractual fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on January 24, 1996. Index comparisons begin January 31, 1996.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market, interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder EAFE® Equity Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for EAFE® Equity Index Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

Effective August 19, 2002, Deutsche Bank changed the name of Deutsche EAFE® Equity Index Fund to Scudder EAFE® Equity Index Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment or the way the fund is managed.

In the following interview, the portfolio management team discusses Scudder EAFE® Equity Index Fund's market environment during the 12-month period ended December 31, 2002, and offers an outlook for the months ahead.

Q: How did Scudder EAFE® Equity Index Fund perform in 2002?

A: Scudder EAFE® Equity Index Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index, for the 12 months ended December 31, 2002.1 The fund produced a return of -16.63% (Premier Class shares) for the fiscal year, as compared with -15.94% for the benchmark. The broad-based MSCI EAFE® Index is a group of international-company stocks that is not available for direct investment.

1 The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the fund's investment advisor. The MSCI EAFE® Index contains approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Indexes are unmanaged and index returns are capitalization-weighted, US dollar-denominated, assume reinvested dividends and do not reflect fees; it is not possible to directly invest in an index.

Q: What were the primary factors affecting the international equity markets during the past year?

A: International equities, like the broad US equity markets, declined for the third consecutive year. However, with the US dollar falling throughout the year, the decline in foreign equity markets was partially offset for US-based investors. It is also worth noting that, though under ongoing pressure over the outlook for corporate profitability, the international equity markets outperformed the major US equity indices for the annual period overall.

The MSCI EAFE® Index saw divergent performance within the annual period. During the first quarter, the MSCI EAFE® Index rose 0.51%, as equities struggled to maintain the momentum of the fourth quarter of 2001. Global equities declined soon after the beginning of the first quarter of 2002, with the decline continuing through mid-February. A rally then started as the prospects for renewed economic growth rose. Equities responded favorably to statistics that showed global economies having a potentially strong rebound during the first quarter. The equity rally lasted into March before faltering during the last two weeks of the first quarter. After a period of concerted easing by central banks across the globe, investors began to anticipate the onset of a period of rising interest rates.

During the second quarter, the MSCI EAFE® Index was down 2.57%, as equities generally declined to levels not seen since the period after the September 11th terrorist attacks on the United States. Second-quarter performance was actually helped by a declining US dollar, which reversed a multiyear pattern of strength compared with most global currencies. At the same time, the euro rose 13.2% during the second quarter, providing a buffer against declines in many international equity markets when measured in local currencies. Still, global equity markets were severely affected during the second quarter by the growing scandal in the United States over corporate accounting practices and continuing credit concerns throughout the world. Ongoing threats of terrorism and geopolitical instability also hung over the markets. With signs of economic growth spreading, expectations for a "double-dip" recession abated, yet investors shrugged off the improving economic climate and concentrated on the almost daily doses of negative headlines.

The MSCI EAFE® Index was down 19.73% for the third quarter as global equities continued their broad-based decline. Equity markets had to endure the one-year anniversary of the September 11 attacks, the threat of a US war with Iraq, and lowered gross domestic product and corporate earnings forecasts from high-profile companies across the globe. By the end of the third quarter, the weakness in the US dollar vs. the euro abated as exchange rates hovered around the 0.98-euros-per-dollar range. After bottoming in early October, global equities rebounded sharply in the fourth quarter, with the MSCI EAFE® Index up 6.45%. Even with the powerful rally, the debate continued about the markets' direction. Global economies, especially in Europe, continued to be weak even though general consensus in Europe was in favor of stimulative policies. Adding to the uncertainty was the growing expectation of imminent hostilities between Iraq and the United States, the United Kingdom and their allies. After three years of declines, general expectations at the end of the year were that most of the excesses of the 1990s had been erased but that any sustained rally would require evidence of continued economic recovery and a dramatic absence of additional corporate scandals in the United States.

Q: Which countries within the MSCI EAFE® Index were the best and worst performers?

A: On a regional basis, the Pacific Basin ex-Japan declined 9.00%, as measured by MSCI Pacific ex-Japan Index, outperforming Europe's return of -18.38, as measured by the MSCI Europe Index, for the annual period. Japan, as measured by the MSCI Japan Index, produced a 12-month return of -10.28%.2

2 MSCI Pacific ex-Japan Index reflects the performance of securities listed on the stock exchanges of four countries in the Pacific region, excluding Japan. MSCI Europe Index is an index representing the 16 developed markets of Europe. MSCI Japan Index is an index of equity securities listed on the Tokyo Stock Exchange. Indexes are unmanaged and index returns are capitalization-weighted, US dollar-denominated, assume reinvested dividends and do not reflect fees; it is not possible to directly invest in an index.

Within the individual MSCI country markets, the best performance for the annual period came from New Zealand and Austria. Germany, Sweden, Finland and Ireland were the worst performers within the MSCI EAFE® Index. The United Kingdom remains the largest country in the MSCI EAFE® Index, based on its representation of 27.7% of the market capitalization of the index. The more defensive UK market within the MSCI Europe Index returned -15.23% for the annual period.

Q: What were the major changes to the MSCI EAFE® Index during the annual period?

A: At the end of May 2002, MSCI completed the second phase of the restructuring of its index, in line with MSCI's previously announced schedule. The MSCI EAFE® Index's free float and expanded market coverage changes were designed to make the index more comprehensive, to more accurately represent the global equity markets and to address investor concerns about liquidity. Now that all changes have been implemented, the Provisional EAFE® Index and the "official" EAFE® Index are the same, and only one index is published.

The financials sector grew in weight within the MSCI EAFE® Index through the annual period, accounting at December 31, 2002 for 24% of the index's market capitalization.

Q: What is your outlook for international equities into 2003?

A: As managers of an index fund designed to replicate as closely as possible, before expenses, the broad diversification and total return of the MSCI EAFE® Index, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the equity markets or the economies in general. Still, we will continue monitoring economic conditions and how they affect the financial markets.

That said, we believe that uncertainty could indeed persist in the international equity markets over the coming months. Geopolitical risks remain as hostilities against Iraq appear imminent, North Korea has come to the forefront of nuclear disarmament concerns and, as recently as October, the world was again shaken by violent terrorist and rebel activity in Bali and Moscow.

Europe has continued to offer value but is of some concern as the overall economic performance of the 12 nations that compose the European Monetary Union (EMU) has been sluggish and disappointing, with activity expanding feebly in 2002. To be sure, some of the recent weakness is merely a reflection of the soft global economy. However, the post-1995 acceleration in US productivity has not been matched in Euroland. Neither, admittedly, has it been matched in most other major industrialized countries, including Japan and the United Kingdom. The EMU has brought some significant benefits, including greater pricing transparency within Euroland, the elimination of intraregional currency fluctuations, and deeper, more efficient European capital markets. But Euroland faces some unique challenges that may impede its economic prospects, including unfavorable demographics, heavily regulated labor and product markets, and burdensome taxes. Positively, reform has begun, and if it continues as we anticipate, it should eventually enable Euroland to take better advantage of its information-technology-related efficiencies and to smooth the integration of new member countries, both of which will likely add a healthy dose of energy to the region.

The fortunes of the Pacific ex-Japan, of course, remain largely tied to the economic recovery in the United States, with the possible exceptions of South Korea and China. The major market to watch continues to be Japan. While the macroeconomic environment remains rather depressed, the country's equity market appears inexpensive both globally and in a historical context.

Overall, we still expect a modest upturn in global growth during 2003, and we anticipate that this growth will be mirrored in the equity markets. Thus, we remain cautiously optimistic looking ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2002

Geographic Diversification (Excludes Cash Equivalents)	12/31/02	12/31/01

United Kingdom	28%	25%
Japan	22%	20%
Switzerland	9%	7%
France	9%	11%
Germany	6%	8%
Netherlands	5%	6%
Australia	4%	4%
Italy	4%	4%
Spain	3%	3%
Other	10%	12%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/02	12/31/01

Financials	24%	25%
Consumer Discretionary	13%	14%
Health Care	11%	10%
Consumer Staples	10%	8%
Energy	9%	8%
Industrials	8%	9%
Telecommunication Services	7%	9%
Materials	6%	5%
Information Technology	6%	8%
Other	6%	4%
	100%	100%

Geographic diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2002 (18.2% of Portfolio)	Country	Percent
1. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.7%
2. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.2%
3. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	2.1%
4. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	2.0%
5. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.8%
6. Nestle SA Producer and seller of food products	Switzerland	1.7%
7. Royal Dutch Petroleum Co. Exporter and producer of oil and natural gas	Netherlands	1.6%
8. Total Fina Elf SA Producer of oil and natural gas	France	1.6%
9. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	1.3%
10. UBS AG Provider of commercial and investment banking services	Switzerland	1.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investment in the EAFE® Equity Index Portfolio, at value	$ 136,669,756
Receivable for Fund shares sold	417,814
Total assets	137,087,570
Liabilities
Payable for Fund shares redeemed	225,125
Due to Portfolio	186,568
Other accrued expenses and payables	22,355
Total liabilities	434,048
Net assets, at value	$ 136,653,522
Net Assets
Net assets consist of: Undistributed net investment income	638,974
Net unrealized appreciation (depreciation) on investment	(28,256,447)
Accumulated net realized gain (loss)	(46,931,772)
Paid-in capital	211,202,767
Net assets, at value	$ 136,653,522
Net Asset Value
Net Asset Value, offering and redemption price per share ($136,653,522 / 17,581,423 shares of capital stock, $.001 par value, unlimited number of shares authorized)	$ 7.77

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Net investment income allocated from the EAFE® Equity Index Portfolio: Dividends (net of foreign taxes withheld of $339,634)	$ 2,706,501
Dividends from Cash Management Fund Institutional	101,331
Interest	128,875
Securities lending income	111,097
Expenses(a)	(482,817)
Total Income	2,564,987
Expenses: Administrator service fee	205,014
Auditing fees	8,923
Legal fees	5,181
Trustees' fees and expenses	10,078
Reports to shareholders	26,516
Registration fees	18,299
Other	1,925
Total expenses, before expense reductions	275,936
Expense reductions	(210,016)
Total expenses, after expense reductions	65,920
Net investment income (loss)	2,499,067
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,076,493)
Futures	(1,794,139)
Foreign currency related transactions	388,534
(6,482,098)
Net unrealized appreciation (depreciation) during the period on investments	(19,466,386)
Net gain (loss) on investment transactions	(25,948,484)
Net increase (decrease) in net assets resulting from operations	$ (23,449,417)

a For the year ended December 31, 2002, the Advisor for the EAFE® Equity Index Portfolio waived fees in the amount of $124,412, all of which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 2,499,067	$ 2,714,815
Net realized gain (loss) on investment transactions	(6,482,098)	(21,599,010)
Net unrealized appreciation (depreciation) on investment transactions during the period	(19,466,386)	(22,205,199)
Net increase (decrease) in net assets resulting from operations	(23,449,417)	(41,089,394)
Distributions to shareholders from: Net investment income	(2,225,697)	(1,894,656)
Fund share transactions: Proceeds from shares sold	104,603,124	141,370,217
Reinvestment of distributions	2,138,675	1,763,840
Cost of shares redeemed	(84,777,796)	(131,090,029)
Net increase (decrease) in net assets from Fund share transactions	21,964,003	12,044,028
Increase (decrease) in net assets	(3,711,111)	(30,940,022)
Net assets at beginning of period	140,364,633	171,304,655
Net assets at end of period (includes undistributed net investment income and accumulated distributions in excess of net investment income of $638,974 and $35,259, respectively)	$ 136,653,522	$ 140,364,633

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000[a]	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.46	$ 12.27	$ 14.58	$ 11.59	$ 9.98
Income (loss) from investment operations: Net investment income (loss)	.16[c]	.19	.25	.08	.16
Net realized and unrealized gain (loss) on investment transactions	(1.72)	(2.87)	(2.47)	3.15	1.81
Total from investment operations	(1.56)	(2.68)	(2.22)	3.23	1.97
Less distributions from: Net investment income	(.13)	(.13)	(.02)	(.08)	(.16)
In excess of net investment income	-	-	-	(.03)	(.09)
Net realized gains on investment transactions	-	-	(.07)	(.13)	(.01)
In excess of net realized gain	-	-	-	-	(.10)
Total distributions	(.13)	(.13)	(.09)	(.24)	(.36)
Net asset value, end of period	$ 7.77	$ 9.46	$ 12.27	$ 14.58	$ 11.59
Total Return (%)[d]	(16.63)	(21.75)	(15.22)	27.95	19.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	137	140	171	120	42
Ratio of expenses before expense reductions, including expenses of the EAFE® Equity Index Portfolio (%)	.65	.63	.65	.71	.83
Ratio of expenses after expense reductions, including expenses of the EAFE® Equity Index Portfolio (%)	.40	.40	.40	.40	.40
Ratio of net investment income (loss) (%)	1.83	1.68	1.59	1.56	1.50
[a] On April 30, 2000, the Institutional Class was renamed the Premier Class.
[b] Advisor Class shares were converted to Institutional Class shares on July 10, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

EAFE® Equity Index Fund - Premier Class ("Scudder EAFE® Equity Index Fund" or the "Fund") is a diversified series of the BT Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the EAFE® Equity Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On December 31, 2002, the Fund owned approximately 100% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $42,812,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008 ($13,832,000), December 31, 2009 ($14,051,000) and December 31, 2010 ($14,930,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $334,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 1,094,207
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (42,812,000)

In addition, during the years ended December 31, 2002 and December 31, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2002	2001
Distributions from ordinary income*	$ (2,225,697)	$ (1,894,656)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management Inc., which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended December 31, 2002, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses at 0.40%, including expenses allocated from the Portfolio. Accordingly, for the year ended December 31, 2002, the Administrator Service Fee was $205,014, of which all was waived. In addition, under this arrangement the Advisor reimbursed the Fund in the amount of $5,002.

ICCC is the Fund's accounting agent. Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. Prior to December 16, 2002, ICCC served as the Fund's transfer agent.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Premier Class	12,125,045	$ 104,603,124	13,752,248	$ 141,370,217
Shares issued to shareholders in reinvestment of distributions
Premier Class	275,958	$ 2,138,675	188,902	$ 1,763,840
Shares redeemed
Premier Class	(9,654,892)	$ (84,777,796)	(13,066,839)	$ (131,090,029)
Net increase (decrease)
Premier Class	2,746,111	$ 21,964,003	(874,311)	$ 12,044,028

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2002 there were two shareholders who held 42% and 29% of the outstanding shares of the Fund.

Report of Independent Accountants

To the Trustees of BT Advisor Funds and Shareholders of EAFE® Equity Index Fund - Premier Class:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of EAFE® Equity Index Fund - Premier Class (hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 21, 2003

Tax Information (Unaudited)

The Fund paid foreign taxes of $339,634 and earned $3,100,000 of foreign source income year during the year ended December 31, 2002. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.17 per share as income earned from foreign sources for the year ended December 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder EAFE® Equity Index Fund (the "Fund") a series of BT Advisor Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	13,131,749	42,879
S. Leland Dill	13,131,749	42,879
Martin J. Gruber	13,131,749	42,879
Richard T. Hale	13,131,749	42,879
Joseph R. Hardiman	13,131,749	42,879
Richard J. Herring	13,131,749	42,879
Graham E. Jones	13,131,749	42,879
Rebecca W. Rimel	13,131,749	42,879
Philip Saunders, Jr.	13,131,749	42,879
William N. Searcy	13,131,749	42,879
Robert H. Wadsworth	13,131,749	42,879

Trustees and Officers

The following individuals hold the same position with the Fund and the BT Investment Portfolios.

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 1995	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	65
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since November 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
198

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder Investments Service Company (2001-present).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Advisor Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the EAFE® Equity Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Common Stocks 95.9%
Australia 4.2%
Alumina Ltd.	27,376	75,536
Amcor Ltd.	20,479	97,904
AMP Diversified Property Trust	5,705	8,385
AMP Ltd.	28,323	178,306
AMP Reinsurance Notes*	2,477	0
Aristocrat Leisure Ltd. (b)	8,499	22,397
Australia & New Zealand Banking Group Ltd.	36,923	360,730
Australian Gas Light Co., Ltd.	10,610	62,971
Australian Stock Exchange Ltd.	1,460	9,380
BHP Billiton Ltd.	90,781	518,855
BHP Steel Ltd.	16,531	30,067
Boral Ltd.	12,393	30,356
Brambles Industries Ltd.	24,071	63,706
BRL Hardy Ltd.	2,380	9,448
CFS Gandel Retail Trust	23,018	17,757
Coca-Cola Amatil Ltd.	10,932	32,441
Cochlear Ltd.	994	21,818
Coles Myer Ltd.	28,889	102,485
Commonwealth Bank of Australia	30,659	466,130
Commonwealth Property Office Fund	19,913	13,119
Computershare Ltd.	9,685	10,089
CSL Ltd.	4,335	52,726
CSR Ltd.	23,763	84,568
Deutsche Office Trust	17,118	11,471
Foster's Group Ltd.	50,272	127,387
Futuris Corp., Ltd.	8,405	6,200
General Property Trust	46,344	77,506
Goodman Fielder Ltd.	20,355	20,402
Harvey Norman Holdings Ltd.	8,098	11,993
Insurance Australia Group Ltd.	44,003	67,892
James Hardie Industries NV	9,197	35,371
John Fairfax Holdings Ltd.	13,292	24,101
Leighton Holdings	4,617	26,440
Lend Lease Corp., Ltd.	10,070	55,116
M.I.M. Holdings Ltd.	55,406	47,111
Macquarie Bank Ltd.	5,144	68,359
Macquarie Infrastructure Group	47,683	85,921
Mayne Group Ltd.	21,176	38,873
Mirvac Group	16,407	38,249
National Australia Bank Ltd.	37,661	673,319
Newcrest Mining Ltd.	5,801	23,519
OneSteel Ltd.	7,468	7,569
Orica Ltd.	7,095	41,950
Origin Energy Ltd.	11,175	23,346
Pacific Dunlop Ltd.*	2,120	8,953
Paperlinx Ltd.	5,400	15,477
Patrick Corp., Ltd.*	3,000	22,130
Principal Office Fund (REIT)	13,590	11,479
Publishing & Broadcasting Ltd.	1,713	8,344
QBE Insurance Group Ltd.	13,856	63,589
Rio Tinto Ltd.	7,607	145,425
Santos Ltd.	14,272	48,380
Sonic Healthcare Ltd.	2,787	10,264
Sons of Gwalia Ltd.	1,348	1,966
Southcorp Ltd.	15,274	39,564
Stockland (REIT)	22,359	60,685
Suncorp Metway Ltd.	13,660	85,765
TAB Ltd.	7,400	12,626
TABCORP Holding Ltd.	9,506	57,008
Telstra Corp., Ltd.	53,266	132,274
The News Corp., Ltd.	36,316	234,761
Transurban Group	8,654	19,590
Wesfarmers Ltd.	9,093	136,199
Westfield Holding Ltd.	10,988	83,220
Westfield Trust (REIT) (b)	50,974	99,601
Westfield Trust (REIT) (New Units)* (b)	1,699	3,253
Westpac Banking Corp., Ltd.	41,951	324,811
Westralian Sands Ltd.	2,285	5,919
WMC Resources Ltd.*	27,376	65,053
Woodside Petroleum Ltd.	12,148	84,686
Woolworths Ltd.	26,386	169,381
		5,731,672
Austria 0.1%
Boehler-Uddeholm AG	250	11,578
Erste Bank der Oesterreichischen Sparkassen AG	570	38,372
Flughafen Wien AG	230	7,724
Mayr Melnhof Karton AG*	140	10,358
OMV AG	300	29,461
RHI AG	220	1,697
Telekom Austria AG	3,957	40,071
VA Technologie AG*	240	3,904
Verbund*	100	8,515
Voest-Alpine Stahl AG	290	7,045
Wienerberger AG	760	13,518
		172,243
Belgium 1.1%
Agfa Gevaert NV	2,956	65,918
Barco NV	198	10,379
Bekaert NV	339	15,350
Colruyt NV	367	20,219
Compagnie Maritime Belge SA	159	8,560
D'ieteren NV	83	11,236
Delhaize Group*	1,938	36,038
Dexia	18,035	223,894
Electrabel SA*	844	205,038
Fortis	27,231	480,080
Fortis Bank Nederland NV	50	1
Fortis VVPR*	2,223	23
Groupe Bruxelles Lambert SA	1,820	74,506
Interbrew	4,241	100,136
KBC Bankverzekeringsholding	2,384	76,029
Omega Pharma SA	390	11,181
Solvay SA	1,109	76,461
UCB SA*	2,479	78,044
Umicore	363	15,668
		1,508,761
Denmark 0.8%
AS Dampskibsselskabet Svendborg "B"	5	50,859
Bang & Olufsen AS	229	4,626
Carlsberg AS	700	30,805
Coloplast AS (b)	377	27,429
D/S 1912 "B"	8	56,171
Danisco AS	1,639	55,688
Danske Bank AS	15,310	253,063
De Sammensluttede Vognmaend af 13-7-1976 AS	422	10,254
FLS Industries AS	656	5,236
GN Store Nord AS (b)	4,681	13,689
Group 4 Falck AS	1,773	37,447
H. Lundbeck AS	1,949	51,765
ISS AS	1,171	42,186
Kobenhavns Lufthavne AS*	131	9,439
NEG Micon AS*	390	6,584
NKT Holding AS (b)	500	5,227
Novo Nordisk AS "B"	7,557	218,329
Novozymes AS	1,491	31,175
Ostasiatiske Kompagni	429	9,940
Tele Danmark AS*	3,451	83,857
Topdanmark AS	678	19,636
Vestas Wind Systems AS	2,827	28,157
William Demant Holding AS (b)	682	14,693
		1,066,255
Finland 1.9%
Amer Group Ltd.*	700	25,637
Fortum Oyj	8,800	57,717
Instrumentarium Corp.	1,100	44,073
Kesko Oyj	1,800	22,856
Kone Corp. "B"	900	27,021
Nokia Oyj	117,900	1,874,423
Orion-yhtyma Oy "B"*	600	13,411
Outokumpu Oyj*	2,200	19,162
Pohjola Group PLC	500	7,802
Sampo Insurance Co., Ltd. "A"*	7,200	54,779
Stora Enso Oyj "R"	17,100	180,345
Tietoenator Oyj "B"	1,800	24,556
UPM-Kymmene Oyj	6,200	199,092
Uponor Oyj	800	16,354
Valmet-Rauma Oyj* (b)	2,600	28,103
Wartsila Oyj	1,100	13,875
		2,609,206
France 8.3%
Accor SA*	4,638	140,465
Alcatel SA*	25,551	112,079
Alstom*	5,022	25,033
Altran Technologies SA	1,310	6,282
Atos Origin SA*	346	8,424
Autoroutes du Sud de la France*	1,575	38,064
Aventis SA	16,626	903,772
Axa	34,290	460,235
BNP Paribas SA	19,592	798,339
Bouygues SA*	4,473	124,953
Business Objects SA*	1,170	17,226
Carrefour SA*	13,075	582,178
Club Mediterranee SA*	286	6,873
Compagnie de Saint-Gobain	7,719	226,485
Compagnie Generale d'Industrie et de Participations	2,239	51,174
Compagnie Generale des Etablissements Michelin "B"	3,260	112,416
Dassault Systemes SA	1,108	23,883
Essilor International SA	2,110	86,909
Etablissements Economiques du Casino Guichard-Perrachon SA	737	54,719
European Aeronautic & Space Co.*	6,318	65,307
France Telecom SA	10,197	178,488
Groupe Air France	1,382	13,401
Groupe Danone	3,066	412,479
Imerys SA*	274	34,619
L'Oreal SA	8,317	633,207
L'Air Liquide SA	2,421	319,370
Lafarge SA	3,159	238,021
Lagardere SCA	3,087	125,401
LVMH Moet-Hennessy Louis Vuitton SA	5,481	225,182
Pechiney SA "A"	1,439	50,497
Pernod Ricard	994	96,279
Pinault-Printemps-Redoute SA (b)	1,571	115,567
PSA Peugeot Citroen	3,566	145,420
Publicis Groupe	2,380	50,451
Renault SA	3,715	174,576
Sagem SA	411	27,819
Sanofi-Synthelabo SA	9,798	598,928
Schneider Electric SA	4,979	235,594
Societe BIC SA	1,006	34,680
Societe Generale "A"	7,449	433,843
Sodexho Alliance SA	2,197	50,722
Suez SA	20,016	347,419
Technip-Coflexip SA	385	27,554
Television Francaise*	2,855	76,279
Thales SA	1,710	45,275
Thomson SA*	4,076	69,550
Total Fina Elf SA	15,546	2,220,333
Total Fina Elf SA VVPR*	972	10
Unibail Holding	1,014	72,145
Valeo SA	1,622	50,894
Vinci SA	1,449	81,655
Vivendi Universal SA	22,469	362,881
Zodiac SA	810	16,482
		11,409,837
Germany 5.2%
Adidas-Salomon AG	965	82,026
Aixtron AG	800	3,811
Allianz AG (Registered)	4,491	424,628
Altana AG	1,600	72,702
BASF AG	12,770	481,090
Bayer AG	16,845	353,543
Bayerische Hypo-und Vereinsbank AG (b)	2,230	35,336
Bayerische Hypo-und Vereinsbank AG (b)	5,933	92,146
Beiersdorf AG	700	77,866
Buderus AG	1,150	26,767
Continental AG	2,050	31,516
DaimlerChrysler AG	20,710	633,519
Deutsche Bank AG (Registered)* (b) (e)	13,605	626,764
Deutsche Boerse AG	1,400	55,828
Deutsche Lufthansa AG*	4,275	40,421
Deutsche Post AG	9,000	94,540
Deutsche Telekom AG (Registered)*	50,555	648,301
Douglas Holding AG	600	10,074
E.ON AG	14,068	566,898
Epcos AG*	1,250	12,803
Fresenius Medical Care AG	850	35,680
Gehe AG	716	27,726
HeidelbergCement AG	100	3,621
HeidelbergCement AG VVPR*	100	1
HeidelbergCement AG	652	24,187
Hugo Boss AG	950	9,581
Infineon Technologies AG*	8,200	60,236
KarstadtQuelle AG	1,050	17,630
Linde AG	1,816	66,700
MAN AG	2,250	31,167
Merck KGaA*	1,240	32,675
Metro AG	3,192	77,043
MLP AG (b)	1,050	10,578
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,586	309,096
ProSiebenSat.1Media AG*	2,339	15,439
RWE AG*	8,600	221,109
SAP AG (b)	4,955	388,424
Schering AG (b)	4,365	190,096
Siemens AG	19,452	826,724
Thyssen Krupp AG	7,350	82,839
TUI AG*	2,961	49,561
Volkswagen AG	5,280	191,159
WCM Beteiligungs-und Grundbesitz AG	4,966	13,706
Wella AG (b)	450	26,681
		7,082,238
Greece 0.4%
Alpha Credit Bank AE	4,820	58,269
Bank of Piraeus	1,190	7,543
Commercial Bank of Greece	1,550	23,520
EFG Eurobank Ergasias	4,160	48,894
Greek Organization of Football Prognostics	2,681	28,247
Hellenic Bottling Co. SA	3,230	44,810
Hellenic Petroleum SA	2,540	14,713
Hellenic Technodomiki SA	1,900	11,764
Hellenic Telecommunication Organization SA	8,900	97,880
Intracom SA	2,190	9,836
National Bank of Greece SA	4,390	62,101
Panafon Hellenic Telecom SA	5,190	29,628
Public Power Corp.	1,840	25,449
Titan Cement Co. SA	810	31,077
Viohalco, Hellenic Copper and Aluminum Industry SA	3,290	13,120
		506,851
Hong Kong 1.4%
Amoy Properties Ltd. (b)	24,000	23,236
ASM Pacific Technology Ltd.	5,000	9,874
Bank of East Asia Ltd.	29,171	49,938
BOC Hong Kong (Holdings) Ltd.*	56,000	57,448
Cathay Pacific Airways Ltd.	23,000	31,410
Cheung Kong Holdings Ltd.	33,000	214,757
Cheung Kong Infrastructure Holdings	9,000	15,407
CLP Holdings Ltd.	40,600	163,476
Esprit Holdings Ltd.	12,815	21,609
Giordano International Ltd.	22,000	8,604
Hang Seng Bank Ltd.	16,900	179,871
Henderson Land Development Co., Ltd.	13,000	39,008
Hong Kong and China Gas Co., Ltd.	82,887	107,351
Hong Kong Electric Holdings Ltd.	30,000	113,486
Hong Kong Exchanges & Clearing Ltd.	22,000	27,647
Hutchison Whampoa Ltd.	47,100	294,739
Hysan Development Co., Ltd.	12,590	9,364
Johnson Electric Holdings Ltd.	33,000	36,181
Li & Fung Ltd.	35,000	33,212
MTR Corp., Ltd.	26,801	28,353
New World Development Co., Ltd.	33,107	16,557
Pacific Century CyberWorks Ltd.*	200,149	31,569
Shangri-La Asia Ltd.	24,000	15,696
Sino Land Co., Ltd. (b)	50,000	16,029
South China Morning Post Co., Ltd.	25,200	10,502
Sun Hung Kai Properties Ltd.	29,297	173,565
Swire Pacific Ltd. "A"	20,500	78,337
Television Broadcasts Ltd.	8,000	25,236
Wharf Holdings Ltd.	27,102	51,088
		1,883,550
Ireland 0.8%
Allied Irish Bank PLC	24,917	336,262
Bank of Ireland	28,172	288,246
CRH PLC	14,640	180,518
DCC PLC	1,964	20,239
Elan Corp. PLC*	9,304	20,015
Greencore Group PLC	3,981	10,653
Independent News & Media PLC	11,170	18,169
Irish Life & Permanent PLC	7,587	82,007
Kerry Group PLC "A"	3,366	45,037
Ryanair Holding PLC	7,980	55,689
Waterford Wedgewood PLC	16,953	8,717
		1,065,552
Italy 3.6%
Alitalia SpA	29,306	7,442
Alleanza Assicurazioni SpA	11,599	87,882
Assicurazioni Generali SpA	24,503	503,984
Autogrill SpA RNC*	2,876	22,394
Autostrade Concessioni e Costruzioni Autostrade SpA	20,137	200,329
Banca Fideuram SpA*	7,470	35,119
Banca Intesa SpA RNC*	14,020	20,921
Banca Intesa SpA	86,438	182,323
Banca Monte dei Paschi di Siena SpA	18,388	43,320
Banca Nazionale del Lavoro*	37,145	41,124
Banca Popolare di Milano Scrl	6,105	22,231
Benetton Group SpA	1,506	13,433
Bulgari SpA	3,072	14,571
Capitalia SpA	28,645	36,613
Enel SpA	51,309	267,065
Eni SpA	66,979	1,064,860
Fiat SpA*	5,581	45,389
Fiat SpA RNC	718	3,150
FinecoGroup SpA* (b)	30,350	14,173
Gruppo Editoriale L'Espresso SpA	2,000	6,527
Italcementi SpA (b)	1,864	18,778
Italgas SpA	4,636	63,051
Luxottica Group SpA (b)	2,746	36,222
Mediaset SpA*	14,592	111,171
Mediobanca SpA	10,675	87,826
Mediolanum SpA* (b)	4,501	23,192
Mondadori Editore SpA	3,420	21,175
Parmalat Finanziaria SpA	10,130	24,131
Pirella SpA	23,912	22,082
Riunione Adriatica di Sicurta SpA	8,250	100,428
San Paolo IMI SpA	21,299	138,577
SeatPagine Gialle SpA*	125,571	85,522
Snam Rete Gas SpA	19,829	67,628
SNIA SpA	7,573	14,746
Telecom Italia Mobile SpA (b)	91,277	416,670
Telecom Italia SpA	56,932	431,953
Telecom Italia SpA RNC	49,672	250,725
Tiscali SpA	2,688	12,073
UniCredito Italiano SpA	82,975	331,752
		4,890,552
Japan 20.8%
ACOM Co., Ltd.	1,600	52,583
Aderans Co., Ltd.	500	11,165
Advantest Corp.	1,700	76,211
AEON Credit Services Co., Ltd.	300	10,896
Aiful Corp.	800	30,067
Ajinomoto Co., Inc.	16,000	167,051
All Nippon Airways Co., Ltd.* (b)	8,000	14,764
Alps Electric Co., Ltd.	3,000	33,117
Amada Co., Ltd.	7,000	19,112
Asahi Breweries, Ltd. (b)	9,000	59,004
Asahi Chemical Industry Co., Ltd.	37,000	91,666
Asahi Glass Co., Ltd.	20,000	122,525
Asatsu, Inc.	1,000	17,738
Autobacs Seven Co., Ltd.	1,000	20,435
Bank of Yokohama Ltd. (b)	23,000	90,899
Banyu Pharmaceutical Co., Ltd.	3,000	28,162
Bellsystem 24, Inc.	50	9,760
Benesse Corp. (b)	1,700	18,795
Bridgestone Corp.	16,000	198,197
Canon, Inc.	22,000	828,685
Capcom Co., Ltd.	500	7,529
Casio Computer Co., Ltd.	6,000	33,420
Central Japan Railway Co.	24	149,456
Chubu Electric Power Co., Inc.	16,700	298,340
Chugai Pharmaceutical Co., Ltd.	5,000	47,611
Citizen Watch Co., Ltd.	7,000	31,204
Credit Saison Co., Ltd.*	3,300	56,312
CSK Corp.*	1,900	39,867
Dai Nippon Printing Co., Ltd.	16,000	177,029
Daicel Chemical Industries Ltd.	5,000	14,115
Daiei, Inc.*	8,500	9,240
Daifuku Co., Ltd.	2,000	6,000
Daiichi Pharmaceutical Co., Ltd.	7,000	100,455
Daikin Industries Ltd.	5,000	79,211
Daimaru, Inc.	3,000	8,949
Dainippon Ink and Chemicals, Inc.* (b)	20,000	32,022
Daito Trust Construction Co., Ltd.	1,800	39,816
Daiwa House Industry Co., Ltd.	10,000	56,291
Daiwa Securities Group, Inc.	31,000	137,667
Denki Kagaku Kogyo Kabushiki Kaisha (b)	10,000	21,825
Denso Corp.	12,400	203,445
Dowa Mining Co., Ltd.	4,000	16,853
East Japan Railway Co.	84	416,921
Ebara Corp.	7,000	21,648
Eisai Co., Ltd.	6,000	134,743
FamilyMart Co., Ltd.* (b)	900	17,633
Fanuc Ltd.	2,800	123,873
Fast Retailing Co., Ltd.	1,200	42,268
Fuji Electric Co., Inc.	7,000	12,210
Fuji Machine Manufacturing Co.	1,300	12,269
Fuji Photo Film Co., Ltd.	12,000	391,337
Fuji Software, Inc.	700	11,060
Fuji Television Network, Inc.	6	24,168
Fujikura Ltd.	10,000	23,763
Fujisawa Pharmaceutical Co.	6,000	137,271
Fujitsu Ltd.	37,000	105,696
Hankyu Department Stores, Inc.	2,000	9,657
Hino Motors Ltd.	3,000	10,289
Hirose Electric Co., Ltd.	700	53,442
Hitachi Ltd.	76,000	291,396
Hitachi Software Engineering Co., Ltd. (b)	300	6,826
Hitachi Zosen Corp.	6,000	1,264
Honda Motor Co., Ltd.	16,500	610,390
House Foods Corp.	3,000	28,339
Hoya Corp.	2,700	189,071
Isetan Co., Ltd.	4,000	27,437
Ishikawajima-Harima Heavy Industries Co., Ltd.*	33,000	30,033
ITO EN, Ltd.	300	10,163
Ito-Yokado Co., Ltd.	10,000	294,936
Itochu Corp.	35,000	75,798
Itochu Techno-Science Corp.	500	10,597
Japan Airlines System Corp.*	18,000	38,375
Japan Tobacco, Inc.	19	127,126
JFE Holdings, Inc. *	12,225	148,447
JGC Corp.	4,000	22,381
JSR Corp.	3,000	30,134
Jusco Co., Ltd.*	6,000	142,075
Kajima Corp.	18,000	40,196
Kamigumi Co., Ltd.*	4,000	19,213
Kanebo Ltd.* (b)	7,000	6,666
Kaneka Corp.	8,000	42,808
Kansai Electric Power Co., Inc.	17,300	261,388
Kao Corp.	15,000	329,274
Katokichi Co., Ltd.	1,000	15,000
Kawasaki Heavy Industries Ltd.*	38,000	30,100
Kawasaki Kisen Kaisha Ltd.	7,000	12,033
Keihin Electric Express Railway Co., Ltd.	11,000	50,055
Keio Electric Railway Co., Ltd.	12,000	63,605
Keyence Corp.	700	121,808
Kikkoman Corp.	3,000	20,806
Kinden Corp.*	6,000	22,145
Kinki Nippon Railway Co., Ltd. (b)	37,900	81,760
Kirin Brewery Co., Ltd. (b)	18,000	114,519
Kokuyo Corp. (b)	3,000	24,952
Komatsu Ltd.	29,000	94,573
Komori Corp.	2,000	20,342
Konami Co., Ltd.	2,000	46,178
Konica Corp.	6,000	43,532
Kubota Corp.	20,000	54,268
Kuraray Co., Ltd.	9,000	55,819
Kurita Water Industries	3,000	30,210
Kyocera Corp.	4,200	244,561
Kyowa Hakko Kogyo Co., Ltd.	7,000	29,022
Kyushu Electric Power Co.	9,100	133,122
Lawson, Inc.	1,300	31,331
Mabuchi Motor Co., Ltd.	600	55,212
Makita Corp.*	2,000	14,494
Marubeni Corp.* (b)	37,000	33,985
Marui Co., Ltd.	7,000	68,543
Matsushita Electric Industrial Co., Ltd.	57,614	568,032
Matsushita Electric Works Ltd. (b)	9,000	55,667
Meiji Seika Kaisha Ltd. (b)	8,000	23,527
Meitec Corp. (b)	1,000	24,438
Millea Holdings, Inc.	37	266,268
Minebea Co., Ltd.	7,000	24,362
Mitsubishi Chemical Corp.	49,000	97,860
Mitsubishi Corp.	26,000	158,844
Mitsubishi Electric Corp.	43,000	99,284
Mitsubishi Estate Co., Ltd.	25,000	190,444
Mitsubishi Gas Chemical Co.	6,000	8,342
Mitsubishi Heavy Industries Ltd.	73,000	178,394
Mitsubishi Logistics Corp. (b)	3,000	14,637
Mitsubishi Materials Corp.	21,000	23,005
Mitsubishi Rayon Co., Ltd.	16,000	36,538
Mitsubishi Tokyo Financial Group, Inc.	90	489,172
Mitsui & Co., Ltd.	31,000	144,721
Mitsui Chemicals, Inc.	12,000	53,493
Mitsui Engineering & Shipbuilding Co., Ltd.	12,000	8,696
Mitsui Fudosan Co., Ltd.	19,000	123,283
Mitsui Mining & Smelting Co., Ltd. (b)	8,000	18,471
Mitsui O.S.K. Lines Ltd.	12,000	24,876
Mitsui Sumitomo Insurance Co., Ltd.	31,260	143,827
Mitsui Trust Holdings, Inc. (b)	13,100	21,305
Mitsukoshi Ltd. (b)	14,000	29,140
Mitsumi Electric Co., Ltd. (b)	900	8,198
Mizuho Holdings, Inc.	159	148,723
Mori Seiki Co., Ltd. (b)	2,000	10,179
Murata Manufacturing Co., Ltd.	5,800	227,269
Namco Ltd.	1,000	16,752
NEC Corp.	33,000	123,468
NGK Insulators Ltd.	6,000	32,763
NGK Spark Plug Co., Ltd.	4,000	25,887
Nichirei Corp.	8,000	22,449
Nidec Corp.	1,000	62,358
Nikko Cordial Corp.	29,000	97,750
Nikon Corp. (b)	6,000	45,100
Nintendo Co., Ltd.	2,700	252,322
Nippon Comsys Corp.	3,000	10,163
Nippon Express Co., Ltd.	20,000	78,369
Nippon Meat Packers, Inc.	5,000	49,928
Nippon Mining Holdings, Inc.*	9,000	12,059
Nippon Oil Co., Ltd.	38,000	172,276
Nippon Sheet Glass Co., Ltd.*	9,000	16,154
Nippon Steel Corp.	136,000	159,299
Nippon Telegraph & Telephone Corp.	135	490,309
Nippon Unipac Holdings	23	99,815
Nippon Yusen Kabushiki Kaisha	26,000	87,638
Nishimatsu Construction Co., Ltd.	4,000	11,764
Nissan Motor Co., Ltd.	59,000	460,386
Nisshin Seifun Group, Inc.	4,000	26,628
Nisshinbo Industries (b)	2,000	6,944
Nissin Food Products Co., Ltd. (b)	2,600	58,060
Nitto Denko Corp.	3,800	108,233
Nomura Holdings, Inc.	46,000	517,098
NSK Ltd. (b)	12,000	30,943
NTN Corp.	7,000	24,185
NTT Data Corp.	37	102,267
NTT DoCoMo, Inc.	454	837,836
Obayashi Corp.	15,000	33,370
Obic Co., Ltd. (b)	200	34,802
OJI Paper Co., Ltd.	21,000	90,250
Oki Electric Industry Co.*	7,000	11,326
Olympus Optical Co., Ltd.	5,000	81,486
Omron Corp.	6,000	88,481
Onward Kashiyama Co.	4,000	31,347
Oracle Corp. Japan* (b)	1,000	24,227
Oriental Land Co., Ltd.	1,200	72,706
ORIX Corp.	2,000	128,929
Osaka Gas Co.	54,000	133,328
Pioneer Electronics Corp.	3,000	56,248
Promise Co., Ltd.	2,000	71,290
Q.P. Corp.	2,000	15,842
Resona Holdings, Inc.	96,000	52,583
Ricoh Co., Ltd.	17,000	278,916
Rohm Co., Ltd.	2,800	357,934
Sankyo Co., Ltd.	9,000	112,927
Sanrio Co., Ltd.	1,000	4,972
Sanyo Electric Co., Ltd.	35,000	91,135
Sapporo Breweries Ltd.	4,000	6,607
Secom Co., Ltd.	5,400	185,203
Sega Corp.*	2,100	20,704
Sekisui Chemical Co., Ltd. (b)	13,000	33,631
Sekisui House Ltd.	12,000	84,941
Seven-Eleven Japan Co., Ltd.	10,000	305,048
Sharp Corp.	22,000	208,932
Shimachu Co., Ltd.	600	12,134
Shimamura Co., Ltd. (b)	600	38,224
Shimano, Inc.	3,000	44,771
Shimizu Corp.	12,000	30,033
Shin-Etsu Chemical Co., Ltd.	9,600	314,688
Shionogi & Co., Ltd.	7,000	98,980
Shiseido Co., Ltd.	8,000	104,020
Showa Denko KK	17,000	21,631
Showa Shell Sekiyu KK	5,000	34,718
SKYLARK Co., Ltd.	2,000	26,527
SMC Corp.	1,400	131,423
Snow Brand Milk Products Co., Ltd.	1,500	2,174
Softbank Corp.* (b)	5,000	57,091
Sompo Japan Insurance, Inc.	17,000	99,275
Sony Corp.	22,600	944,603
Stanley Electric Co., Ltd.	3,000	33,496
Sumitomo Bakelite Co., Ltd.	2,000	8,258
Sumitomo Chemical Co., Ltd.	30,000	118,564
Sumitomo Corp.	15,000	64,464
Sumitomo Electric Industries Ltd.	16,000	103,682
Sumitomo Forestry Co., Ltd.	2,000	11,056
Sumitomo Heavy Industries Ltd.	17,000	9,455
Sumitomo Metal Industries Ltd.*	44,000	15,943
Sumitomo Metal Mining Co., Ltd. (b)	10,000	41,712
Sumitomo Mitsui Financial Group, Inc.*	90	281,369
Sumitomo Osaka Cement Co., Ltd.	11,000	14,460
Sumitomo Realty & Development Co., Ltd. (b)	6,000	24,421
Sumitomo Trust & Banking Co., Ltd.	20,000	81,065
Suzuken Co., Ltd.	500	12,050
Taiheiyo Cement Corp.	27,000	34,128
Taisei Corp.	23,000	36,631
Taisho Pharmaceutical Co., Ltd.	5,000	73,523
Taiyo Yuden Co., Ltd.	2,000	21,202
Takara Holdings, Inc. (b)	4,000	17,426
Takashimaya Co., Ltd. (b)	8,000	31,347
Takeda Chemical Industries Ltd.	21,000	877,728
Takefuji Corp.	1,720	99,284
TDK Corp.	3,200	128,895
Teijin Ltd.	21,000	50,257
Teikoku Oil Co., Ltd.	4,000	15,977
Terumo Corp.	4,900	67,800
The 77 Bank Ltd.	7,000	28,668
The Ashikaga Bank Ltd.*	11,000	12,699
The Bank of Fukuoka Ltd.	12,000	48,133
The Chiba Bank Ltd.	13,000	41,409
The Furukawa Electric Co., Ltd.	12,000	25,179
The Gunma Bank Ltd.	9,000	39,134
The Hokuriku Bank Ltd.*	8,000	10,786
The Joyo Bank Ltd. (b)	15,000	41,712
The Seiyu Ltd. (b)	5,000	14,620
The Shizuoka Bank Ltd.	16,000	103,143
The Suruga Bank Ltd.	3,000	11,806
THK Co., Ltd. (b)	1,700	18,723
Tobu Railway Co., Ltd.	19,000	50,434
Toda Corp.*	5,000	8,385
Toho Co., Ltd.* (b)	4,000	38,392
Tohoku Electric Power Co., Inc. (b)	10,300	151,631
Tokyo Broadcasting System, Inc.	1,000	12,573
Tokyo Electric Power Co.	30,000	570,068
Tokyo Electron Ltd.	3,700	167,431
Tokyo Gas Co., Ltd.	62,000	194,354
Tokyo Style Co, Ltd.	2,000	16,955
Tokyu Corp.	21,000	73,970
TonenGeneral Sekiyu KK*	6,000	39,437
Toppan Printing Co., Ltd.	13,000	97,826
Toray Industries, Inc.	31,000	65,830
Toshiba Corp.*	70,000	219,432
Tosoh Corp.	14,000	33,741
Tostem Inax Holding Corp.	7,848	119,039
Toto Ltd.	9,000	33,294
Toyo Seikan Kaisha Ltd.	4,000	47,695
Toyobo Co., Ltd.	19,000	24,817
Toyoda Gosei Co., Ltd.*	700	13,154
Toyota Industries Corp.	3,000	45,125
Toyota Motor Corp.	60,200	1,618,252
Trans Cosmos, Inc.	600	6,133
Trend Micro, Inc.*	2,500	42,766
Ube Industries Ltd.	11,000	11,031
UFJ Holdings, Inc.* (b)	72	72,807
Uni-Charm Co.	1,300	51,597
UNY Co., Ltd.	4,000	39,134
Ushio, Inc. (b)	2,000	21,910
Wacoal Corp.	4,000	30,842
West Japan Railway Co.	27	95,787
World Co., Ltd.	1,200	23,056
Yakult Honsha Co., Ltd.	4,000	45,572
Yamada Denki Co., Ltd. (b)	1,200	25,331
Yamaha Corp.	3,000	27,732
Yamaha Motor Co., Ltd.	2,000	16,516
Yamaichi Securities Co., Ltd.	14,000	0
Yamanouchi Pharmaceutical Co., Ltd.	9,000	260,893
Yamato Transport Co., Ltd.	10,000	130,614
Yamazaki Baking Co., Ltd.	6,000	33,623
Yokogawa Electric Corp.	4,000	24,842
		28,421,926
Luxembourg 0.1%
Arcelor, Inc.*	8,012	98,539
Netherlands 5.3%
ABN AMRO Holding NV	34,237	559,774
Aegon NV	31,438	404,470
Akzo Nobel NV	7,047	223,555
ASML Holding NV*	11,444	95,594
Buhrmann NV	2,439	10,647
Fortis Bank Nederland NV	50	1
Getronics NV*	8,540	5,198
Hagemeyer NV	2,380	17,233
Heineken NV	4,611	180,003
IHC Caland NV	517	27,290
ING Groep NV	41,074	695,684
KLM NV	612	5,896
Koninklijke (Royal) Philips Electronics NV	31,964	560,169
Koninklijke Ahold NV	15,896	201,843
Koninklijke KPN NV*	42,734	278,040
Koninklijke Numico	2,909	36,632
Oce NV	1,030	11,349
Qiagen NV (b)	2,779	14,581
Reed Elsevier NV	15,515	189,679
Royal Dutch Petroleum Co.	51,314	2,258,963
STMicroelectronics NV	14,491	284,064
TPG NV	7,980	129,382
Unilever NV	13,845	850,670
Vedior NV	2,401	13,707
Vendex NV	1,327	14,413
VNU NV	5,288	137,898
Wolters Kluwer NV	6,112	106,471
		7,313,206
New Zealand 0.2%
Auckland International Airport Ltd.	5,264	15,281
Carter Holt Harvey Ltd.	26,846	24,714
Contact Energy Ltd.	6,536	13,572
Fisher & Paykel Appliances Holdings Ltd.	978	5,141
Fisher & Paykel Corp., Ltd.	2,185	10,800
Fletcher Building Ltd.	12,074	21,156
Fletcher Challenge Forests Ltd.*	63	32
Independent Newspapers Ltd.	3,120	4,977
Sky City Entertainment Group Ltd.	4,766	20,167
Telecom Corp. of New Zealand Ltd.	56,744	134,450
The Warehouse Group Ltd.	3,129	11,980
Tower Ltd.	2,399	2,635
		264,905
Norway 0.5%
Bergesen d.y. ASA "B"	400	6,467
Bergesen d.y. ASA "A"	500	9,527
Den Norske Bank*	10,500	49,410
Frontline Ltd.*	1,200	10,480
Gjensidige NOR ASA	1,400	45,873
Kvaerner ASA "A"*	11,033	5,893
Merkantildata ASA	2,800	2,102
Nera ASA	2,350	2,544
Norsk Hydro ASA*	3,950	177,038
Norske Skogindustrier ASA	2,900	41,023
Orkla ASA	5,264	89,661
Schibsted ASA	1,100	11,432
Smedvig ASA (b)	800	3,811
Statoil ASA	11,800	99,643
Storebrand ASA	3,450	12,948
Tandberg ASA	3,300	19,054
Telenor ASA	12,200	46,667
Tomra Systems ASA	4,850	31,574
		665,147
Portugal 0.4%
Banco BPI SA*	8,385	19,182
Banco Comercial Portugues SA (b)	40,210	96,208
Banco Espirito Santo e Comercial de Lisboa SA	2,821	37,004
Brisa-Auto Estradas de Portugal SA	8,040	44,548
Cimentos de Portugal SA	741	12,442
Electricidade de Portugal*	47,937	79,985
Jeronimo Martins SA	1,115	8,132
Portugal Telecom SGPS SA (Registered)	24,975	171,668
PT Multimedia Servicos*	778	8,181
Sonae SGPS SA	22,067	9,263
		486,613
Singapore 0.8%
Capitaland Ltd.	24,750	15,839
Chartered Semiconductor Manufacturing Ltd.*	23,400	9,579
City Developments Ltd.	12,000	28,781
Creative Technologies Ltd.	1,000	7,091
Cycle & Carriage Ltd.	1,293	2,535
Datacraft Asia Ltd.*	4,000	2,620
DBS Group Holdings Ltd.	31,513	199,852
Fraser & Neave Ltd.	5,400	24,284
Haw Par Corp., Ltd.	4,245	7,978
Hotel Properties Ltd.	7,000	3,753
Keppel Corp.	12,750	27,198
Neptune Orient Lines Ltd.	23,000	12,199
Oversea-Chinese Banking Corp., Ltd. (Foreign Registered)	27,337	152,091
Overseas Union Enterprise	3,000	10,118
Parkway Holdings Ltd.	8,000	3,482
SembCorp Industries Ltd.	28,329	12,821
SembCorp Logistics Ltd.	5,000	4,526
SembCorp. Marine Ltd.	9,000	4,696
Singapore Airlines Ltd.	16,000	94,091
Singapore Exchange Ltd.	12,000	8,510
Singapore Press Holdings Ltd.	10,296	108,035
Singapore Technologies Engineering Ltd.*	30,000	28,538
Singapore TeleCommunications Ltd.	177,000	126,538
ST Assembly Test Services Ltd.* (b)	4,000	2,652
United Overseas Bank Ltd.	33,448	227,551
United Overseas Land Co.*	12,000	11,139
Venture Corp., Ltd	5,000	40,069
Wing Tai Holdings Ltd.	13,000	3,897
		1,180,463
Spain 3.0%
Acciona SA* (b)	579	23,848
Acerinox SA (b)	1,072	39,362
Acesa Infraestructuras SA*	3,228	1,863
Actividades de Construccion y Servicios SA (b)	1,024	32,936
Altadis SA "A"	7,112	162,253
Amadeus Global Travel Distribution SA "A"	4,583	18,901
Autopistas Concesionaria Espanol SA (b)	3,228	36,585
Banco Bilbao Vizcaya Argentaria SA	73,175	700,324
Banco Santander Central Hispano SA	103,074	707,405
Corp. Financiera Reunida SA* (b)	1,800	15,470
Corp. Mapfre SA	2,318	18,803
Endesa SA (b)	21,881	256,026
Fomento de Construcciones y Contratas SA* (b)	1,071	24,052
Gas Natural SDG SA* (b)	5,246	99,478
Grupo Dragados SA (b)	3,506	59,603
Grupo Ferrovial	1,543	39,104
Iberdrola SA	18,637	261,095
Iberia Lineas Aereas de Espana SA	6,200	9,109
Industria de Diseno Textil SA (b)	5,377	127,016
Metrovacesa SA	1,260	26,709
Repsol SA*	22,218	293,776
Sociedad General de Aguas de Barcelona SA	1,535	15,464
Sol Melia SA (b)	2,090	8,269
Telefonica Publicidad e Informacion SA* (b)	1,871	5,949
Telefonica SA*	111,133	994,794
TelePizza SA*	1,789	1,408
Terra Networks SA* (b)	8,146	34,279
Union Fenosa SA (b)	5,042	66,403
Vallehermoso (b)	2,646	27,489
Zeltia SA (b)	3,250	18,485
		4,126,258
Sweden 2.1%
ABB Ltd. (b)	4,472	12,780
Assa Abloy AB "B"	8,400	95,922
Atlas Copco AB "A"	3,271	63,819
Atlas Copco AB "B"	1,942	34,435
Drott AB "B"*	2,300	25,605
Electrolux AB "B"	8,900	140,446
Eniro AB	4,600	29,036
Gambro AB "B"	2,300	12,776
Gambro AB	4,600	25,605
Grupo Prisa SA*	2,054	13,385
Hennes & Mauritz AB "B"	13,400	258,364
Hoganas AB	500	9,468
Holmen AB "B"	1,500	36,410
Modern Times Group AB* (b)	1,100	8,900
Nordea AB*	63,014	277,706
OM Gruppen AB	1,600	7,639
Sandvik AB	6,300	140,630
Sapa AB	400	7,345
SAS AB	1,300	7,370
Securitas AB "B"	8,400	100,261
Skandia Forsakrings AB	24,800	66,032
Skandinaviska Enskilda Banken "A"	13,460	111,995
Skanska AB "B"	10,500	61,458
SKF AB "B" (b)	2,200	57,062
SSAB Svenskt Stal AB "A"	1,600	18,914
Svenska Cellulosa AB "B"	5,366	181,057
Svenska Handelsbanken AB "B"	700	8,917
Svenska Handelsbanken AB "A"	15,600	207,683
Swedish Match AB	10,365	81,485
Tele2 AB "B" (b)	2,700	71,425
Telefonaktiebolaget LM Ericsson "B"*	430,700	301,524
TeliaSonera AB* (b)	53,200	200,264
TeliaSonera AB* (b)	18,551	69,111
Trelleborg AB	2,100	16,991
Volvo AB "B"*	5,780	94,196
Volvo AB "A"	3,010	46,981
WM-Data AB "B"	7,200	6,280
		2,909,277
Switzerland 8.8%
ABB Ltd.*	21,260	60,427
Adecco SA	3,900	152,875
Ciba Specialty Chemicals AG (Registered)	2,000	139,437
Clariant AG*	4,200	67,130
Compagnie Financiere Richemont AG	15,100	281,753
Credit Suisse Group	33,740	732,046
Givaudan	202	90,576
Holcim Ltd. "B"	825	149,761
Kudelski SA (b)	900	12,204
Logitech International SA	1,000	29,833
Lonza Group AG	950	57,713
Nestle SA (Registered)	11,070	2,345,780
Nobel Biocare Holding AG*	200	12,762
Nobel Biocare Holding AG*	400	25,718
Novartis AG (Registered)	76,540	2,792,683
Oerlikon-Buehrle Holding AG*	276	18,464
Roche Holding AG (Rights) (b)	19,700	1,372,745
Roche Holding AG* (b)	1,400	177,190
Schindler Holding AG	30	5,847
Serono SA "B"	190	101,823
SGS Holdings SA	115	34,599
Sulzer AG (Registered)*	105	14,276
Sulzer Medical AG (Registered)	210	36,602
Swatch Group AG "B"	1,700	28,770
Swatch Group AG (Registered)	750	62,378
Swiss Re (Registered)	9,000	590,367
Swisscom AG	770	223,031
Syngenta AG	3,174	183,755
Synthes-Stratec, Inc.	130	79,728
UBS AG (Registered)*	35,148	1,708,213
Valora Holding AG	90	17,249
Zurich Financial Services AG*	4,156	387,737
		11,993,472
United Kingdom 26.1%
3i Group PLC	15,367	137,303
Aegis Group PLC	17,284	21,773
AMEC PLC	6,741	15,546
Amersham PLC	19,177	171,654
Amvescap PLC	15,685	100,500
Argyll Group PLC	22,544	77,396
ARM Holdings PLC*	22,744	17,575
Associated British Ports Holdings PLC	6,359	40,898
AstraZeneca Group PLC	6,372	223,777
AstraZeneca PLC	36,130	1,291,277
Aviva PLC	57,697	411,486
AWG PLC*	3,184	22,219
BAA PLC	26,844	217,809
BAE Systems PLC	76,609	152,933
Balfour Beatty PLC	3,099	7,209
Bank of New York Co., Inc.	12,263	123,191
Barclays PLC	162,863	1,009,443
Barratt Developments PLC	7,606	47,878
BBA Group PLC	15,098	44,906
Berkeley Group PLC	5,039	48,146
BG Group PLC	83,859	361,812
BHP Billiton PLC	60,786	324,646
BOC Group PLC	12,827	183,374
Boots Co. PLC	22,475	212,029
BP PLC	552,191	3,795,909
BPB PLC	8,868	35,120
Brambles Industries PLC	17,486	42,789
British Airways PLC *	17,789	38,662
British American Tobacco PLC	41,840	417,957
British Land PLC	13,748	100,041
British Sky Broadcasting Group PLC*	30,672	315,531
BT Group PLC	214,484	673,330
Bunzl PLC	13,595	83,169
Cable and Wireless PLC (b)	45,986	33,130
Cadbury Schweppes PLC	48,641	303,048
Canary Wharf Group PLC (REIT)	13,411	50,845
Capita Group PLC	15,710	62,596
Carlton Communications PLC	13,675	29,556
Celltech Group PLC*	5,431	30,165
Centrica PLC	109,975	302,753
Chubb PLC	21,951	31,010
Compass Group PLC	58,044	308,368
Corus Group PLC*	72,989	32,020
Daily Mail & General Trust	6,339	59,343
De La Rue PLC	2,490	11,685
Diageo PLC	80,405	873,746
Electrocomponents PLC	10,920	50,455
EMI Group PLC	16,864	37,738
Exel PLC	7,154	79,238
Firstgroup PLC	6,650	25,212
FKI PLC	15,336	21,727
George Wimpey PLC	6,564	28,109
GKN PLC	16,396	52,990
GlaxoSmithKline PLC	149,277	2,864,625
Granada Compass PLC	58,945	75,679
GUS PLC	26,615	247,230
Hammerson PLC	4,869	36,920
Hanson PLC	15,355	68,227
Hays PLC	39,727	59,320
HBOS PLC	91,822	968,248
HSBC Holdings PLC	233,061	2,575,780
IMI PLC	5,166	21,831
Imperial Chemical Industries PLC	26,276	97,294
Imperial Tobacco Group PLC	18,163	308,488
Invensys PLC	86,888	73,787
J Sainsbury PLC	32,598	146,287
Johnson Mathey PLC	4,770	61,434
Kelda Group PLC	7,551	51,543
Kidde PLC	11,654	13,274
Kingfisher PLC	60,123	215,362
Ladbroke Group PLC	36,223	97,387
Land Securities Group PLC	10,530	133,075
Legal & General Group PLC	154,104	238,168
Lloyds TSB Group PLC	135,237	971,022
LogicaCMG PLC	14,484	34,977
Man Group PLC	6,697	95,632
Marks & Spencer Group PLC	57,069	289,407
Misys PLC	12,838	36,375
National Grid Transco PLC	78,424	576,356
National Power PLC*	26,682	41,130
New Dixons Group PLC	44,261	103,321
Next PLC*	6,522	77,331
Novar PLC	2,073	3,621
P & O Princess Cruises PLC	15,419	106,987
Pearson PLC	21,497	198,823
Peninsular and Oriental Steam Navigation Co.	11,482	30,408
Pilkington PLC	21,589	20,159
Provident Financial PLC	4,431	42,373
Prudential Corp. PLC	51,392	363,211
Rank Group PLC	11,535	49,490
Reckitt Benkiser PLC	14,186	275,198
Reed Elsevier PLC	31,619	270,806
Rentokil Initial PLC	49,081	173,834
Reuters Group PLC	32,974	94,226
Rexam PLC	10,576	72,191
Rio Tinto PLC	26,985	538,695
RMC Group PLC	5,472	32,330
Rolls-Royce PLC	35,571	61,274
Royal & Sun Alliance Insurance Group PLC	28,950	56,277
Royal Bank of Scotland Group PLC	68,011	1,629,224
SABMiller PLC	18,085	128,543
Schroders PLC	5,096	41,923
Scottish & Newcastle PLC	16,701	124,621
Scottish & Southern Energy PLC	20,044	219,428
Scottish Power PLC	46,338	270,423
Serco Group PLC	12,737	31,373
Severn Trent PLC	7,038	78,633
Shell Transport & Trading Co., PLC	238,622	1,571,203
Signet Group PLC	30,905	33,833
Six Continents PLC	22,396	180,998
Slough Estates PLC	11,274	61,529
Smith & Nephew PLC	23,596	144,541
Smiths Group PLC	15,219	170,405
SSL International PLC	2,930	12,146
Stagecoach Group PLC	22,321	10,601
Tate & Lyle PLC	8,242	41,797
Taylor Woodrow PLC	11,671	31,848
Tesco PLC	177,671	554,903
The Sage Group PLC	26,560	56,869
TI Group PLC	11,991	0
Unilever PLC	69,619	662,390
United Business Media PLC	5,937	27,718
Vodafone Group PLC	1,678,896	3,060,981
Whitbread PLC	5,984	52,118
Wolseley PLC*	15,657	131,450
WPP Group PLC	30,688	234,425
		35,724,358
Total Common Stocks (Cost $159,362,762)		131,110,881

Preferred Stocks 0.4%
Australia 0.2%
The News Corp., Ltd.	47,576	255,845
Germany 0.2%
Fresenius Medical Care AG	450	13,695
Henkel KGaA	1,350	85,426
Porsche AG	200	83,113
RWE AG	985	20,880
Volkswagen AG	2,400	62,208
		265,322
Italy 0.0%
Fiat SpA	2,035	9,290
New Zealand 0.0%
Fletcher Challenge Forests Ltd.	126	65
Total Preferred Stocks (Cost $641,989)		530,522

	Principal Amount ($)	Value ($)

US Treasury Securities 1.4%
US Treasury Bill, 1.14%**, 1/23/2003 (c) (Cost $1,843,296)	1,845,000	1,843,773

Cash Equivalents 4.5%
Cash Management Fund Institutional, 1.28% (d) (Cost $6,175,180)	6,175,180	6,175,180

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $168,023,227) (a)	102.2	139,660,356
Securities Lending Collateral Investment in Daily Assets Fund Institutional, 1.45%, as collateral for securities loaned (d)	2.9	3,922,405
Other Assets and Liabilities, Net	(5.1)	(6,912,996)
Net Assets	100.0	136,669,765

* Non-income producing security.
** Annualized yield at time of purchase, not a coupon rate.
(a) The cost for federal income tax purposes was $172,010,873. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $32,350,517. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,479,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,829,715.
(b) All or a portion of this security was on loan (see Note E). The value of all securities loaned at December 31, 2002, amounted to $3,715,489.
(c) At December 31, 2002 this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(d) Cash Management Fund Institutional and Daily Assets Fund Institutional are also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(e) Affiliated issuer (see Notes to Financial Statements).
At December 31, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Hang Seng Index	1/29/2003	8	486,634	476,357	(10,277)
IBEX 35 Index	1/17/2003	2	132,798	125,582	(7,216)
MIB 30 Index	3/21/2003	2	257,346	251,069	(6,277)
Nikkei 225	3/13/2003	36	1,566,441	1,534,500	(31,941)
DJ Euro Stoxx 50 Index	3/21/2003	178	4,654,656	4,473,699	(180,957)
SPI 200 Index	3/31/2003	15	628,381	634,543	6,162
FTSE 100 Index	3/21/2003	66	4,149,802	4,156,099	6,297
Total Unrealized Appreciation (Depreciation)					(224,209)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value:
Unaffiliated issuers (cost $167,202,963)*	$ 139,033,592
Affiliated issuers (cost $820,264)	626,764
Collateral for securities on loan	3,922,405
Cash**	1,217,454
Foreign currency, at value (cost $658,571)	665,860
Receivable for investments sold	5,851
Dividends receivable	131,328
Interest receivable	10,567
Receivable for shares of beneficial interest subscribed	186,568
Receivable for daily variation margin on open futures contracts	25,225
Foreign taxes recoverable	161,749
Unrealized appreciation on forward foreign currency exchange contracts	285,065
Receivable for securities lending income	3,268
Total assets	146,275,696
Liabilities
Payable for investments purchased	5,608,620
Payable for collateral under securities lending agreements	3,922,405
Accrued advisory fee	40,273
Other accrued expenses and payables	34,633
Total liabilities	9,605,931
Net assets, at value	$ 136,669,765

* Includes investment in Cash Management Fund Institutional, an affiliated investment company, at value and cost of $6,175,180.
** Includes segregated cash of $1,202,452 to cover margin requirements on foreign future contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Dividends (net of foreign taxes withheld of $339,634)	$ 2,706,501
Dividends from Cash Management Fund Institutional	101,331
Interest	128,875
Securities lending income	111,097
Total income	3,047,804
Expenses: Advisory fee	341,751
Administrator service fees	136,700
Pricing fee	71,208
Auditing	32,593
Legal	313
Trustees' fees and expenses	7,709
Other	16,955
Total expenses, before expense reductions	607,229
Expense reductions	(124,412)
Total expenses, after expense reductions	482,817
Net investment income (loss)	2,564,987
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,076,493)
Futures	(1,794,139)
Foreign currency related transactions	388,534
(6,482,098)
Net unrealized appreciation (depreciation) during the period on: Investments	(19,466,237)
Futures	(399,619)
Foreign currency related transactions	399,468
(19,466,388)
Net gain (loss) on investment transactions	(25,948,486)
Net increase (decrease) in net assets resulting from operations	$ (23,383,499)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income	$ 2,564,987	$ 2,795,934
Net realized gain (loss) on investment transactions	(6,482,098)	(21,599,030)
Net unrealized appreciation (depreciation) on investment transactions during the period	(19,466,388)	(22,205,182)
Net increase (decrease) in net assets resulting from operations	(23,383,499)	(41,008,278)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	77,845,963	148,330,888
Value of capital withdrawn	(58,436,177)	(139,119,170)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	19,409,786	9,211,718
Increase (decrease) in net assets	(3,973,713)	(31,796,560)
Net assets at beginning of period	140,643,478	172,440,038
Net assets at end of period	$ 136,669,765	$ 140,643,478

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000	1999	1998
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	137	141	172	120	42
Ratio of expenses before expense reductions (%)	.44	.42	.46	.40	.41
Ratio of expenses after expense reductions (%)	.35	.35	.35	.35	.35
Ratio of net investment income (loss) (%)	1.88	1.73	1.64	1.61	1.60
Portfolio turnover rate (%)	10	26	52	4	12
Total Investment Return (%)[a]	(16.58)	-	-	-	-
[a] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

The EAFE® Equity Index Portfolio (the "Portfolio"), a series of the BT Investment Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $39,506,665 and $13,362,332, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or "the Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.25% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. The Portfolio waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Deutsche Cash Management Fund Institutional.

In addition, for the year ended December 31, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.35%. Accordingly, for the year ended December 31, 2002, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $124,412 and the amount imposed aggregated $217,339, which was equivalent to an annual effective rate of 0.16% of the Portfolio's average net assets.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2002, the Administrator Service Fee was $136,700, of which $11,866 is unpaid.

Deutsche Bank Trust Company Americas ("DBT Co."), an affiliate of the Portfolio's Advisor and Administrator, serves as the Portfolio's custodian.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Cash Management Fund Institutional to the Portfolio for the year ended December 31, 2002, totaled $101,331.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for attended board and committee meetings.

D. Forward Foreign Currency Commitments

As of December 31, 2002, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
USD	3,007,140	EUR	3,000,000	1/10/2003	$ 140,089
USD	1,500,000	EUR	1,485,781	1/10/2003	58,698
USD	1,888,800	GBP	1,200,000	1/10/2003	42,084
USD	1,000,000	GBP	631,341	1/10/2003	15,872
USD	1,630,616	JPY	196,000,000	1/10/2003	21,466
USD	300,000	JPY	36,405,000	1/10/2003	6,856
Total unrealized appreciation (depreciation)					$ 285,065

Currency Abbreviations
GBP	British Pound	EUR	Euro
USD	US Dollar	JPY	Japanese Yen

E. Securities Lending

The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Portfolio may invest the cash collateral in an affiliated money market fund. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, market, credit and liquidity risk associated with such investments. At December 31, 2002, $3,922,405 of cash collateral was invested in the Daily Assets Fund Institutional.

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent.

G. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio's transactions during the period with companies which are or were affiliates is as follows:

Affiliate	Purchases Cost ($)	Sales Cost ($)	Income ($)	Value ($)
Deutsche Bank AG	162,440	13,889	-	626,764
				626,764

H. Subsequent Events

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that for funds organized as master/feeder funds, Deutsche Asset Management, Inc. would continue as investment advisor of each master portfolio of the feeder funds. In each case, it is proposed that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the master portfolios. These changes are expected to be completed, pending Board and shareholder approval and satisfaction of certain other conditions, within six months from the date of closing of the transaction on January 31, 2003 until the shareholders of the funds approve the sub-advisory agreements with NTI, the investment advisory personnel who provide services will be employees of NTI but will be seconded (leased) from NTI to DeAM, Inc. or DIMA, as applicable, and will continue to manage the funds pursuant to current advisory agreements. After the shareholders approve the new sub-advisory agreements, the employees will no longer be leased to DeAM, Inc. or DIMA, but are expected to continue to provide services to the funds under the sub-advisory agreements as employees of NTI.

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Corp. ("State Street"). This sale included US custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the transaction closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Fund and Portfolio (collectively the "Funds"). DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds', subject to DBT Co. oversight. Furthermore, certain of the Portfolios currently use DBT Co. and DBAG, NY ("Deutsche") as its securities lending agent. Therefore, in connection with the transaction the Board on January 13, 2003 approved an interim outsourcing arrangement that allows a State Street subsidiary to perform certain aspects of securities lending services for all Portfolios authorized to participate in securities lending, subject to oversight from Deutsche. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian. At a later date, Deutsche Asset Management will make recommendations to the Portfolio's Board regarding its securities lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Funds.

Report of Independent Accountants

To the Trustees of BT Investment Portfolios and Holders of Beneficial Interest of EAFE® Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of EAFE® Equity Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 21, 2003

Shareholder Meeting Results

A Special Meeting of Shareholders of EAFE® Equity Index Portfolio (the "Portfolio"), a series of BT Investment Portfolios (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	3,697,262,150	498,165
S. Leland Dill	3,688,253,771	9,506,544
Martin J. Gruber	3,697,262,023	498,292
Richard T. Hale	3,697,259,610	500,705
Joseph R. Hardiman	3,697,261,307	499,008
Richard J. Herring	3,697,261,263	499,052
Graham E. Jones	3,688,253,771	9,506,544
Rebecca W. Rimel	3,697,261,390	498,925
Philip Saunders, Jr.	3,688,256,311	9,504,004
William N. Searcy	3,697,261,390	498,925
Robert H. Wadsworth	3,697,250,006	510,309

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
3,691,354,660	417,884	5,987,771

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes